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                          SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C. 20549




                                      FORM 8-K/A

                                    CURRENT REPORT




        PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)           JULY 21, 1997
                                                      ------------------------


                             PRINTRAK INTERNATIONAL INC.
                  (Exact name of registrant as specified in charter)




         DELAWARE                 333-04610                     33-0070547
(State or other jurisdiction (Commission File Number)         (IRS Employer
      of incorporation)                                     Identification No.)



                     1250 NORTH TUSTIN AVENUE ANAHEIM, CA  92807
                (Address of principal executive offices)   (Zip Code)



         Registrant's telephone number, including area code:  (714) 238-2000


                                    NOT APPLICABLE
            (Former name or former address, if changed since last report.)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS


        On May 7, 1997, Printrak International Inc. ("Printrak") acquired all of the issued and outstanding capital stock of TFP Inc. ("TFP"), a South Carolina corporation in accordance with the terms and conditions of the Agreement and Plan of Reorganization and Merger dated as of April 7, 1997 (the "Agreement"), by and among Printrak, TFP Acquisition Corp., a South Carolina corporation and wholly-owned subsidiary of Printrak, and TFP. Pursuant to the Merger Agreement, TFP became a wholly-owned subsidiary of Printrak and the outstanding shares and outstanding warrants to purchase shares of TFP Common Stock and Series A Preferred Stock have been converted into an aggregate of 1,399,494 shares of fully paid and non-assessable Common Stock, $.0001 par value, of Printrak. The outstanding options to purchase shares of TFP Common Stock have been converted into the right to acquire 116,496 shares of Common Stock of Printrak. The terms of the Merger Agreement were the result of arm's-length negotiations among the parties. Printrak intends to account for the Merger as a pooling-of-interests.

         A Form 8-K was filed on May 22, 1997 reporting this transaction, which included the audited financial statements of TFP. This amended Current Report is being filed to submit pro forma combined financial information as required pursuant to Item 7.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED (All of the financial statements required by Item 7(a) are incorporated by reference to Exhibit 99.2 of the Registrant's Form 8-K filed on May 22, 1997)

(b)      Pro Forma Combined Financial Information

         - PRO FORMA condensed balance Sheets as of March 31, 1997
         - PRO FORMA condensed Statement of Operations for the years ended March 31, 1995, 1996 and 1997
         - PRO FORMA condensed Statements of Cash Flow for the years ended March 31, 1995, 1996 and 1997

         The unaudited pro forma condensed combined financial statements prepared in accordance with Regulation S-X and required to be filed pursuant to this Item, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with, the historical consolidated financial statements of Printrak International, including the notes thereto, incorporated herein by reference, and the historical financial statements of TFP Inc. filed on May 22, 1997. The unaudited pro forma condensed combined financial statements are attached herewith in Exhibit 99.1.

         The unaudited pro forma condensed combined financial statements assume a business combination between Printrak International and TFP accounted for on a pooling-of-interests basis and are based on each company's respective historical financial statements, as adjusted to conform TFP's fiscal year end and certain accounting policies, primarily related to revenue recognition to those of Printrak. The pro forma condensed combined balance sheets combines Printrak's consolidated balance sheets as of March 31, 1997 and 1996 with TFP's balance sheets as of March 31, 1997 and 1996, giving effect to the Acquisition as of March 31, 1997 and 1996. The pro forma condensed combined statements of income combine Printrak's historical results for the years ended March 31, 1997, 1996 and 1995 with TFP's historical results, adjusted as discussed above, for the years ended
    March 31, 1997, 1996 and 1995, giving effect to the Acquisition as if it had occurred at the beginning of each period presented.

         The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or the financial position that would have occurred if the Acquisition had been consummated at the beginning of the period presented, nor is it necessarily indicative of future operating results or financial position.

(c)      EXHIBITS.

         2.1 Agreement and Plan of Reorganization and Merger dated April 7, 1997 (Incorporated by reference to Exhibit 10.0 of the Registrant's Form 8-K filed on April 17, 1997)

         23.1  Consent of KPMG Peat Marwick LLP

         23.2  Consent of Deloitte & Touche LLP

         99.1 Press Release dated April 7, 1997 (incorporated by reference to Exhibit 99.1 of the Registrant's Form 8-K filed on April 17, 1997)

         99.2 Financial Statements of TFP Inc., described in Item 7(a) above (incorporated by reference to Exhibit 99.2 of the Registrant's Form 8-K filed on May 22, 1997)

         99.3  PRO FORMA Financial Statements of TFP Inc. described in
               Item 7(a) above

         99.4 Employment and Non-Competition Agreement - Barry B. White (incorporated by reference to Exhibit 99.1 of Barry B. White's
               Schedule 13D filed on May 16, 1997)


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                                      SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  July 21 1997                    PRINTRAK INTERNATIONAL INC.



                                            \S\ RICHARD M. GILES
                                  --------------------------------------------
                                              Richard M. Giles
                                       Chairman of the Board, Chief Executive
                                             Officer and President
                                            Chief Financial Officer


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                                  EXHIBIT INDEX

                                                                    SEQUENTIAL
EXHIBIT NO.        DESCRIPTION                                       PAGE NO.
-----------        -----------                                      -----------

2.1               Agreement and Plan of Reorganization and Merger       --
                  dated April 7, 1997 (incorporated by reference to Exhibit 10.1 of the Registrant's Form 8-K filed on April 17, 1997)

23.1              Consent of KPMG Peat Marwick LLP                       6

23.2              Consent of Deloitte & Touche LLP*                     --

99.1              Press Release dated April 7, 1997 (incorporated by    --
                  reference to Exhibit 99.1 of the Registrant's
                  Form 8-K filed on April 17, 1997)

99.2              Financial Statements of TFP Inc. described in         --
                  Item 7(a) above (incorporated by reference to Exhibit 99.2 of the registrant's Form 8-K filed on May 22, 1997)

99.3              PRO FORMA Financial Statements of TFP Inc. described    8
                  in Item 7(b) above

99.4              Employment and Non-competition Agreement -             --
                  Barry B. White (incorporated by reference to
                  Exhibit 99.1 of Barry B. White's Schedule 13D filed on May 16, 1997)

* To be filed by amendment

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